UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

WASHINGTON TRUST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Broad Street
Westerly,	Rhode Island	02891
(Address of principal executive offices)		(Zip Code)

(401)	348-1200
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On April 28, 2020, H. Douglas Randall III and John F. Treanor retired from the Board of Directors of Washington Trust Bancorp, Inc. (the "Corporation").

The Corporation's corporate governance guidelines, consistent with the Bylaws, require any director who attains age 72 to resign from the Board of Directors as of the Annual Meeting of Shareholders following such director's 72nd birthday. Mr. Randall and Mr. Treanor both reached age 72 prior to the 2020 Annual Meeting of Shareholders ("2020 Annual Meeting").

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 28, 2020, the Corporation held its 2020 Annual Meeting by remote communication. On the record date of March 2, 2020, there were 17,363,457 shares issued, outstanding and eligible to vote, of which 15,007,925 shares, or 86.4%, were represented at the 2020 Annual Meeting.

The results of matters voted upon are presented below:

Proposal 1
The Corporation's shareholders elected three individuals to the Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified, as set forth below:

	Term	Votes For	Votes Withheld	Broker Non-votes
John J. Bowen	3 years	12,709,845	67,164	2,230,916
Robert A. DiMuccio, CPA	3 years	11,957,389	819,620	2,230,916
Sandra Glaser Parrillo	3 years	12,718,761	58,248	2,230,916

Proposal 2
The Corporation's shareholders ratified the selection of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
14,940,340	24,838	42,747	—

Proposal 3
The Corporation's shareholders approved, on a non-binding advisory basis, the compensation of the Corporation’s named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-votes
12,576,925	111,000	89,084	2,230,916

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date:	April 30, 2020	By:	/s/ Ronald S. Ohsberg
Ronald S. Ohsberg
Senior Executive Vice President, Chief Financial Officer and Treasurer